UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2007 (January 4, 2007)
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Ave., Suite 1100
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Current Report on Form 8-K is being filed to clarify and provide additional information relating to Innofone.com, Incorporated’s Current Report on Form 8-K filing, dated December 29, 2006 (“Original Filing”).

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPILED INTERIM REVIEW.

As previously disclosed in the Original Filing, Innofone.com, Incorporated (the “Company”) will have to restate certain of its financial statements. The Company concluded that it will have to restate its financial statements on December 21, 2006 and notified the public that certain previously issued financial statements should no longer be relied upon and that the Company will have to amend to restate such financial statements contained in the following periods: (i) Form 10-KSB for the year ended June 30, 2006; and (ii) the following quarterly reports: (a) Form 10-QSB for the quarter ended September 30, 2006; (b) Form 10-QSB for the quarter ended March 31, 2006; (c) Form 10-QSB for the quarter ended December 31, 2005; and (d) Form 10-QSB for the quarter ended September 30, 2005 (collectively, the “Financial Statements”). The determination was made by the Company and following consultation with the Company’s senior management, advisors and independent registered public accounting firm. Until such time as the Company files the restated Financial Statements with the Commission to address proper accounting treatment of certain items, the Financial  Statements should not be relied upon.

The restatements of the Financial Statements relate to the accounting treatment of certain financing transactions; primarily the equity swap transaction between the Company and Cogent Capital Investments, LLC and with respect to the issuance of certain warrants to the AJW affiliates in the NIR transaction which may change the equity swap unrealized losses and warrant expenses, potentially affecting the net loss currently reflected in the aforementioned Financial Statements. The Company deems these transactions to be both complex and nonrecurring and the Company does not know at this time the exact impact the restatements may have on the Financial Statements.

However, the Company expects that the adjustments to the Financial Statements will be non-cash in nature and will not reflect any changes in the underlying performance of the Company’s business, including revenues, operating costs and expenses, operating income or loss, operating cash flows or adjusted EBITDA.

The Company’s management has discussed with the Company’s independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED
By:	/s/ Alex Lightman Chief Executive Officer and President

January 11, 2007